Rule 497(e)
                                                              File Nos. 33-11716
                                                                    and 811-5018


                      Supplement dated July 11, 2003 to the
                         Smith Barney Investment Series
                       Prospectus dated February 28, 2003

                                   relating to

Smith Barney Premier Selections           Smith Barney Growth and Income
All Cap Growth Portfolio                  Portfolio
Smith Barney Large Cap Core Portfolio     Smith Barney Government Portfolio

         Smith Barney Government Portfolio is now called SB Government Portfolio, and all of the Portfolio's outstanding shares are now designated Smith Barney Class A shares. The Portfolio's investment objective is not affected as a result of this share class designation.



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